Exhibit 99.2
Fourth Quarter 2009 Review January 21, 2010 Speakers: Henry Meyer Jeff Weeden

2 PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in Key's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009, and in its Annual Report on Form 10-K for the year ended December 31, 2008, each of which has been filed with the Securities and Exchange Commission and is available on Key's website (www.key.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstance s or events that may arise after the date of the forward-looking statements.

3 Strong Balance Sheet - Positioned for Growth Strengthened balance sheet 12/31/08 12/31/09 - Tier 1 risk-based capital (a) 10.92% 12.68% - Allowance for loan losses / period-end loans 2.24 4.31 - Average loans to deposits (b) 125 98 Proactively addressed credit and reduced risk profile - Reduced CRE - Residential Properties exposure by 69% since 1Q08 - Aggressive disposition of at risk loans and assets Continued focus on relationship businesses - Community Banking: Continuing to invest and grow client relationships - National Banking: Reduce risk and sharpen client focus - Improved operating efficiency and effectiveness (a) 12-31-09 ratio is estimated. (b) 4Q08 and 4Q09 average loans to deposits for consolidated operations

4 Financial Summary?Fourth Quarter 2009 Loss from continuing operations attributable to Key common shareholders $ (.30) Significant items included in net loss Credits related to IRS audit and leveraged lease tax litigation $ .12 Net gains from principal investing (a) .03 Realized and unrealized losses on loan and securities portfolios held for sale or trading (.07) Provision for loan losses in excess of net charge-offs (.04) Provision for losses on lending-related commitments (.02) Capital Tier 1 common equity (b) 7.46% Tier 1 risk-based capital (b) 12.68 Total risk-based capital (b) 16.85 Tangible common equity to tangible assets 7.56 Asset quality - from continuing operations Allowance for credit losses to period-end loans 4.52% Net loan charge-offs to average loans 4.64 NPLs to EOP portfolio loans 3.72 NPAs to EOP portfolio loans + OREO + Other NPAs 4.25 (a) Excludes principal investing results attributable to noncontrolling interests. (b) Ratios are estimated.

Net Interest Margin (TE) 5 $ in millions Continuing Operations $800 3.50% $700 $642 $637 $613 $595 $591 $600 3.00% $500 3.04% 2.87% 2.87% $400 2.79% 2.77% $300 2.53% 2.50% $200 2.45% 2.38% 2.37% $100 2.30% $0 2.00% 4Q08 (a) 1Q09 2Q09 (a) 3Q09 (a) 4Q09 Net Interest Income Net Interest Margin Net Interest Spread TE = Taxable Equivalent (a) The information shown in this table has been adjusted to exclude the impact of certain leveraged lease terminations, which reduced taxable equivalent net interest income by $16 million and $14 million in 2Q09 and 3Q09, respectively. This information has also been adjusted to exclude the impact of an agreement reached with the IRS on all material aspects related to the IRS global tax settlement pertaining to certain leveraged lease financing transactions, which reduced 4Q08 taxable equivalent net intere st income by $18 million.

Average Loans 6 $ in billions Continuing Operations $80 $73.3 $71.6 Exit Portfolios - Average Balances $68.7 $64.8 $60.5 $60 $12 $11.2 $10.6 $9.8 $8.9 $40 $9 $8.0 $6 $20 $3 $0 $0 4Q08 1Q09 2Q09 3Q09 4Q09 4Q08 1Q09 2Q09 3Q09 4Q09 Leasing $4.4 $4.2 $3.8 $3.5 $3.1 CFA $26.7 $25.5 $23.7 $21.5 $19.3 CRE - Homebuilder .9 .9 .7 .6 .5 CRE - Comml Mtg 10.7 11.0 11.9 11.5 10.9 Marine/RV Floor Plan 1.0 .9 .8 .6 .5 CRE - Construction 6.8 6.7 5.5 5.3 4.8 Home Equity - KNB 1.1 1.0 1.0 .9 .9 Leasing 4.7 4.6 4.6 4.6 4.5 Marine/RV Other Consumer 3.8 3.6 3.5 3.3 3.0 Home Equity 10.1 10.3 10.3 10.2 10.0 Total Exit Portfolios 11.2 10.6 9.8 8.9 8.0 Other Consumer 3.1 2.9 2.9 2.8 3.0 Exit Portfolios 11.2 10.6 9.8 8.9 8.0 Held for Sale Homebuilder Total Loans 73.3 71.6 68.7 64.8 60.5 loans .1 .1 - - - Loans Held for Sale 1.2 .7 .6 .7 .6 Total Exit Portfolios and Loans Held for Sale $11.3 $10.7 $9.8 $8.9 $8.0 Total Loans and Loans Held for Sale $74.5 $72.3 $69.3 $65.5 $61.1 Discontinued operations -education lending business (a) $4.0 $4.2 $4.1 $3.8 $3.9 (a) Includes discontinued operations exit loans held for sale.

7 Average Deposits (a) $ in billions $70 $66.8 $67.4 $66.8 $63.2 $64.0 $60 13.6 12.8 11.7 12.5 DDA CDs $100K 11.3 22% 17% $50 13.8 14.9 14.8 14.6 14.7 $40 1.8 1.8 1.8 CDs $100K 1.7 1.7 $30 21% 24.4 24.9 NOW/MMDA 24.9 24.0 24.1 $20 37% $10 Savings 11.1 12.4 13.6 14.6 10.7 3% $0 4Q08 1Q09 2Q09 3Q09 4Q09 CDs $100K CDs $100K Savings NOW/MMDA DDA (a) Excludes foreign office deposits

Strengthened Liquidity 8 Average Earning Assets (a) Average Deposit Funding Sources (b) 4Q08 4Q09 4Q08 4Q09 3% 3% 4% 15% 4% 16% 9% 1% 19% 3% 12% 1% 83% 1% 73% 71% 81% 1% Total Loans ST Investments Core Deposits ST Borrowings Loans HFS Other Investments Dep. In Foreign Offices LT Debt Investment Securities Reduced Reliance on Wholesale Funding Increased Asset Liquidity $ in billions 4Q08 4Q09 $ in billions 4Q08 4Q09 Short-Term Borrowings $10.9 $2.1 Investment Securities $8.1 $15.9 Long-Term Debt 14.8 12.2 ST Investments 3.7 3.7 Dep. In Foreign Offices 1.3 .7 TOTAL $11.8 $19.6 TOTAL $27.0 $15.0 Average Loans to Deposits (c) 125% 125% 120% 110% 103% 100% 98% 75% 118% 113% 104% 50% 97% 92% 25% 0% 4Q08 1Q09 2Q09 3Q09 4Q09 Discontinued operations Continuing operations (a) From continuing operations. (b) Includes discontinued liabilities from the education lending business. (c) Includes average loans held for sale and excludes average deposits in foreign offices.

Net Loan Charge-offs 9 $ in millions Continuing Operations 4Q09 Net Loan Charge-offs = $708 million Commercial, financial and agricultural - 31% Consumer other - 7% Home equity - 6% CRE - commercial Residential mortgages - 1% mortgage - 23% Commercial lease financing - 6% CRE -construction - 26% Net Loan Charge-Offs to Average Loans Allowance to Period-End Loans 4.50% 4.31% 5.00% 4.64% 4.00% 4.00% 3.59% 3.75% 3.48% 2.93% 2.88% 3.00% 2.60% 3.00% 1.67% 2.24% 2.00% 2.25% 1.00% 1.50% 0.00% 0.75% 4Q08 1Q09 2Q09 3Q09 4Q09 Net Charge-Offs, $ in millions CF&A & Leasing $102 $203 $153 $140 $224 0.00% CRE - Comml Mtg 43 21 87 80 165 CRE - Construction 2 60 71 184 128 4Q08 1Q09 2Q09 3Q09 4Q09 Consumer 32 32 43 46 50 Exit Portfolios 130 144 148 137 141 Total $309 $460 $502 $587 $708 Peer Median

Nonperforming Assets 10 $ in millions 4Q09 Nonperforming Loans (a) = $2.2 billion Continuing Operations Commercial, financial and agricultural - 27% Consumer other - 2% Home equity - 6% CRE - commercial Residential mortgages - 3% mortgage - 28% Commercial lease financing - 5% CRE -construction - 29% Nonperforming Asset Trends Allowance to NPLs $3,150 5.00% $2,799 $2,548 $2,510 $2,700 150% $2,250 $1,994 4.00% 133.4% $1,800 $1,460 3.00% $1,350 125% 116.2% 115.9% $900 107.1% 108.5% 2.00% $450 100% $0 1.00% 4Q08 1Q09 2Q09 3Q09 4Q09(a) CF&A & Leasing $496 $704 $822 $810 $700 CRE - Comml Mtg 128 310 75% CRE - Construction 436 546 454 566 613 Consumer 161 716 702 641 4Q08 1Q09 2Q09 3Q09 4Q09 175 193 212 233 Held for Sale 90 72 145 304 116 OREO + Other 149 187 218 205 207 Total $1,460 $1,994 $2,548 $2,799 $2,510 Peer Median NPA to Loans + OREO (a) Includes $225 million in restructured loans accruing interest.

11 Commercial Portfolio - Line of Business Annual Average Balances Nonperforming Loans $ in billions $ in millions $60 $2,500 $54.7 $49.5 $1,992 $2,078 $48.9 $1,954 $50 $47.3 $2,000 $1,560 $40 $1,500 $30 $1,060 $1,000 $20 $10 $500 $0 $0 4Q08 1Q09 2Q09 3Q09 4Q09(a) 2006 2007 2008 2009 Quarterly Average Balances Net Charge-Offs $ in billions $ in millions $60 $55.2 $53.7 $700 $603 $50 $51.1 $47.5 $600 $43.5 $500 $492 $40 $375 $410 $400 $30 $300 $20 $232 $200 $10 $100 $0 $0 4Q08 1Q09 2Q09 3Q09 4Q09 4Q08 1Q09 2Q09 3Q09 4Q09 Consumer Finance Equipment Finance Commercial Banking Real Estate Capital & Corporate Institutional & Capital Markets Regional Banking Banking Services (a) Includes $222 million in restructured commercial loans accruing interest.

12 Capital Ratios Tangible Common Equity To Tangible Assets Tier 1 Common Equity (a) 10.00% 10.00% 8.00% 7.58% 7.56% 8.00% 7.36% 7.64% 7.46% 7.35% 5.95% 6.06% 5.62% 5.62% 6.00% 6.00% 4.00% 4.00% 2.00% 2.00% 0.00% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 4Q08 1Q09 2Q09 3Q09 4Q09 Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) 15.00% 18.00% 16.67% 16.65% 16.85% 12.57% 12.61% 12.68% 14.82% 15.18% 15.00% 2.81% 2.75% 2.88% 12.00% 10.92% 11.22% 1.97% 2.07% 2.39% 2.69% 2.64% 1.29% 1.29% 1.29% 2.42% 2.56% 12.00% 1.27% 1.97% 2.07% 2.68% 2.81% 1.26% 2.39% 9.00% 2.52% 2.42% 2.56% 10.00% .32% .34% 2.52% 2.68% 2.81% 2.26% 2.39% .30% 9.00% 2.26% 2.39% .30% .32% .34% 6.00% .62% .65% 6.00% 6.00% .62% .65% 7.36% 7.64% 7.46% 3.00% 7.36% 7.64% 7.46% 5.62% 5.62% 3.00% 5.62% 5.62% 0.00% 0.00% 4Q08 1Q09 2Q09 3Q09 4Q09 4Q08 1Q09 2Q09 3Q09 4Q09 Qualifying Common Convertible Preferred TARP Capital Purchase Program Capital Securities Qualifying ALL/Unfunded Comm. Qualifying LTD Peer Median (a) 12-31-09 ratio is estimated. Fed-defined minimum for a well capitalized bank

13 Appendix

14

Credit Quality by Portfolio

$ in millions

	Period-end loans	Average loans	Net loan charge-offs		Net loan charge-offs [a] / average loans		Nonperforming loans [b]		Ending allowance[c]	Allowance / period-end loans	Allowance / NPLs
	12/31/09	4Q09	4Q09	3Q09	4Q09	3Q09	12/31/09	9/30/09	12/31/09	12/31/09	12/31/09
Commercial, financial and agricultural	$19,248	$19,817	$218	$168	4.36 %	3.02 %	$587	$679	$797	4.14 %	135.78 %
Real estate - commercial mortgage	10,457	10,853	165	81	6.03	2.79	613	566	578	5.53	94.29
Real estate - construction	4,739	5,246	181	216	13.69	14.69	641	702	417	8.80	65.05
Commercial leasing financing	7,460	7,598	39	27	2.04	1.33	113	131	280	3.75	247.79
Real estate - residential mortgage	1,796	1,781	8	4	1.78	.91	73	68	30	1.67	41.10
Home equity:											
Community Banking	10,052	10,105	27	25	1.06	.97	107	103	130	1.29	121.50
National Banking	834	858	19	20	8.79	8.64	21	21	78	9.35	371.43
Consumer — Community Banking	1,181	1,185	15	17	5.02	5.67	4	4	73	6.18	N/M
Consumer — National Banking											
Marine	2,787	2,866	33	25	4.57	3.29	26	15	140	5.02	N/M
Other	216	224	3	4	5.31	6.67	2	1	11	5.09	N/M
Continuing total	**$58,770**	**$60,533**	**$708**	**$587**	**4.64 %**	**3.59 %**	**$2,187**	**$2,290**	**$2,534**	**4.31 %**	**115.87 %**
Discontinued operations - education lending business	3,523	3,543	36	38	4.03 %	4.17 %	13	11	157	4.46 %	N/M
Consolidated total	**$62,293**	**$64,076**	**$744**	**$625**	**4.61 %**	**3.62 %**	**$2,200**	**$2,301**	**$2,691**	**4.32 %**	**122.32 %**

(a) Net charge-off amounts are annualized in calculation.
(b) 12-31-09 nonperforming loans include $225 million of restructured loans accruing interest.
(c) 12-31-09 allowance by portfolio is estimated.
N/M = Not Meaningful

15

Commercial Portfolio – Continuing Ops.
Average Loans, NCOs and NPLs

Fourth Quarter 2009
$ in millions

	Regional Banking	Commercial Banking	Real Estate Capital & Corp. Bank Srvs.	Equipment Finance	Institutional & Capital Markets	Consumer Finance	Total
Average Loans							
Commercial, financial and agricultural	$3,137	$4,781	$3,125	$1,764	$5,595	$1,415	$19,817
Commercial real estate	2,843	2,049	10,192	–	263	752	16,099
Commercial lease financing	205	722	426	5,960	285	–	7,598
Total commercial loans	$6,185	$7,552	$13,743	$7,724	$6,143	$2,167	$43,514
Net Charge-Offs							
Commercial, financial and agricultural	$25	$35	$105	$17	$9	$27	$218
Commercial real estate	6	8	329	–	–	3	346
Commercial lease financing	–	10	–	29	–	–	39
Total commercial loan NCOs	$31	$53	$434	$46	$9	$30	$603
Nonperforming Loans [(a)]							
Commercial, financial and agricultural	$52	$83	$56	$213	$102	$81	$587
Commercial real estate	88	62	1,021	–	–	83	1,254
Commercial lease financing	3	10	–	100	–	–	113
Total commercial NPLs	$143	$155	$1,077	$313	$102	$164	$1,954

Full Year 2009
$ in millions

	Regional Banking	Commercial Banking	Real Estate Capital & Corp. Bank Srvs.	Equipment Finance	Institutional & Capital Markets	Consumer Finance	Total
Average Loans							
Commercial, financial and agricultural	$3,381	$5,204	$3,899	$2,028	$6,794	$1,875	$23,181
Commercial real estate	2,943	2,279	10,911	–	591	792	17,516
Commercial lease financing	232	738	448	6,479	323	–	8,220
Total commercial loans	$6,556	$8,221	$15,258	$8,507	$7,708	$2,667	$48,917
Net Charge-Offs							
Commercial, financial and agricultural	$100	$60	$306	$94	$105	$121	$786
Commercial real estate	13	11	928	–	10	26	988
Commercial lease financing	2	11	–	93	–	–	106
Total commercial loan NCOs	$115	$82	$1,234	$187	$115	$147	$1,880
Nonperforming Loans [(a)]							
Commercial, financial and agricultural	$52	$83	$56	$213	$102	$81	$587
Commercial real estate	88	62	1,021	–	–	83	1,254
Commercial lease financing	3	10	–	100	–	–	113
Total commercial NPLs	$143	$155	$1,077	$313	$102	$164	$1,954

(a) Total commercial nonperforming loans include $222 million of restructured loans accruing interest.

16 Commercial Real Estate $ in millions Period-end Nonperforming Net loan loans loans charge-offs 12-31-09 9-30-09 12-31-09 9-30-09 4Q09 3Q09 Multifamily properties $2,568 $2,603 $196 $80 $22 $52 Retail properties 2,557 2,690 290 275 90 73 Office builldings 1,285 1,362 48 41 17 15 Health facilities 1,238 1,158 52 52 - - Residential properties 1,131 1,492 345 472 123 93 Land and development(a) 518 612 87 79 12 24 Other CRE 1,428 1,735 70 84 63 31 Total nonowner-occupied 10,725 11,652 1,088 1,083 327 288 Owner-occupied 4,471 4,990 166 185 19 9 Total $15,196 $16,642 $1,254 (b) $1,268 $346 $297 (a) Nonresidential land and development loans. (b) Includes $215 million of restructured loans accruing interest.

17

Commercial Real Estate Loans
December 31, 2009

$ in millions

	Geographic Region									
	West	Southwest	Central	Midwest	Southeast	Northeast	Total	% of Total CRE	Commercial Mortgage	Construction
Nonowner-occupied:										
Multifamily properties	$450	$444	$497	$254	$575	$348	$2,568	16.9 %	$1,558	$1,010
Retail properties	419	189	362	690	640	257	2,557	16.8	1,460	1,097
Office buildings	337	120	228	156	127	317	1,285	8.5	805	480
Health facilities	340	48	219	244	135	252	1,238	8.2	1,133	105
Residential properties	285	56	199	92	272	227	1,131	7.4	206	925
Warehouses	162	1	66	62	111	118	520	3.4	397	123
Land and development [(a)]	82	101	65	46	117	107	518	3.4	171	347
Hotels/Motels	57	-	48	15	117	79	316	2.1	225	91
Manufacturing facilities	34	-	-	9	-	9	52	.3	21	31
Other	109	5	24	72	190	140	540	3.6	453	87
Total nonowner-occupied	2,275	964	1,708	1,640	2,284	1,854	10,725	70.6	6,429	4,296
Owner-occupied	1,850	79	400	1,009	178	955	4,471	29.4	4,028	443
Total	$4,125	$1,043	$2,108	$2,649	$2,462	$2,809	$15,196	100.0 %	$10,457	$4,739
Nonowner-occupied: December 31, 2009										
Nonperforming loans	$169	$108	$142	$92	$416	$161	$1,088	N/M	$460	$628
90+ days past due	32	37	34	2	27	21	153	N/M	58	95
30-89 days past due	124	32	53	11	44	18	282	N/M	132	150
Nonowner-occupied: September 30, 2009										
Nonperforming loans	$199	$141	$103	$54	$472	$114	$1,083	N/M	$394	$689
90+ days past due	12	71	31	-	57	46	217	N/M	80	137
30-89 days past due	79	62	49	3	73	13	279	N/M	74	205

(a) Nonresidential land and development loans.
N/M = Not Meaningful

18 Commercial Real Estate Period-end Balances $ in billions $20 $18.5 $18.3 $17.9 $16.6 $16 $15.2 $12 $8 $4 $0 4Q08 1Q09 2Q09 3Q09 4Q09 Nonperforming Loans Net Charge-Offs $ in millions $ in millions $1,400 $350 $346 $1,268 $1,254 $1,200 $1,170 $300 $297 $1,000 $856 $250 $220 $800 $200 $564 $600 $150 $125 $400 $92 $100 $200 $50 $0 (a) $0 4Q08 1Q09 2Q09 3Q09 4Q09 4Q08 1Q09 2Q09 3Q09 4Q09 Multifamily properties Office buildings Residential properties Other CRE Retail properties Health facilities Land and development Owner occupied (a) Includes $215 million of restructured loans accruing interest

19 Reducing Risk - CRE Residential Properties $ in millions Total Period-end Loans (a) Reduced the Residential Properties $4,000 $3,638 (Homebuilder) portfolio by 69% since 1Q08 Initiated process in 2Q08 to aggressively sell $3,000 $2,715 $2,356 at-risk homebuilder loans $2,154 $2,000 $1,839 $1,641 $1,492 Reduced exposure to the California market by $1,131 85% and the Florida market by 76% since $1,000 1Q08 $0 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 California (a) Florida (a) $800 $800 $705 $614 $600 $600 $524 $428 $400 $367 $400 $381 $335 $280 $236 $271 $224 $200 $177 $134 $200 $183 $145 $107 $0 $0 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Performing loans Nonperforming loans (a) Non-owner occupied

Home Equity Loans 20 December 31, 2009 $ in millions Vintage (% of Loans) Loan Average Loan Average Average % of Loans 2005 and Balances Size ($) FICO LTV LTV90% 2009 2008 2007 2006 prior Regional Banking Home Equity loans and lines First Lien $ 5,289 $ 57,189 748 66% 6. % 15% 13% 10% 9% 53 % Second Lien 4,763 43,031 746 75 03. 11 20 19 13 37 Total Home Equity loans and lines $ 10,052 $ 49,475 747 70 1.7 13 16 14 11 46 Nonaccrual Loans First Lien $ 55 $ 79,387 702 74% 4. % 1% 3% 13% 13% 70 % Second Lien 52 53,873 702 77 4.3 1 6 30 18 45 Total Home Equity nonaccrual loans $ 107 $ 64,474 702 76 2.3 1 5 22 15 57 Fourth quarter net charge-offs $ 27 - 15% 30% 18% 37 % Net loan charge-offs to average loans 1.06 % National Banking Home Equity Loans First Lien $ 35 $ 23,393 749 31% 5. % - - 26% 16% 58 % Second Lien 799 27,093 731 82 33.1 - 1% 40 27 32 Total Home Equity loans $ 834 $ 26,913 732 80 31.8 - 1 40 27 32 Nonaccrual Loans First Lien $ 1 $ 20,297 711 31% - - 2% 15% 7% 76 % Second Lien 20 29,526 703 86 44.1% - - 37 34 29 Total Home Equity nonaccrual loans $ 21 $ 28,961 703 85 42.2 - - 36 33 31 Fourth quarter net charge-offs $ 19 - 1% 43% 36% 20 % Net loan charge-offs to average loans 8.79%

21

Exit Loan Portfolio

$ in millions

	Balance Outstanding		Change 12-31-09 vs.	Net Loan Charge-offs		Balance on Nonperforming Status	
	12-31-09	9-30-09	9-30-09	4Q09	3Q09	12-31-09	9-30-09
Residential properties – homebuilder	$379	$518	$(139)	$53	$33	$211[b]	$260
Residential properties – held for sale	52	62	(10)	–	–	52	62
Total residential properties	431	580	(149)	53	33	263	322
Marine and RV floor plan	427	511	(84)	16	25	93	142
Commercial lease financing [a]	2,875	3,130	(255)	17	30	195	164
Total commercial loans	3,733	4,221	(488)	86	88	551	268
Home equity – National Banking	834	880	(46)	19	20	20	21
Marine	2,787	2,943	(156)	33	25	26[b]	15
RV and other consumer	216	231	(15)	3	4	2	1
Total consumer loans	3,837	4,054	(217)	55	49	48	37
Total loans in exit portfolio	$7,570	$8,275	$(705)	$141	$137	$599	$665
Discontinued operations - education lending business [c]	$3,957	$3,912	$45	$36	$38	$13	$11

(a) Includes the business aviation, commercial vehicle, office products, construction and industrial, and Canadian lease financing portfolios; and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases and qualified technological equipment leases.

(b) Includes restructured loans accruing interest in the amount of $11 million for residential properties-homebuilder and $3 million for marine loans.

(c) Includes loans held for sale.

22 Net Charge-offs to Average Loans Continuing Operations 4Q09 3Q09 2Q09 1Q09 4Q08 Commercial, financial and agricultural 4.36% 3.02% 2.75% 3.56% 1.71 % Real estate - commercial mortgage 6.03 2.79 2.93 .78 1.60 Real estate - construction 13.69 14.69 8.52 5.62 2.54 Commercial lease financing 2.04 1.33 1.05 .83 .91 Total commercial 5.50 4.11 3.22 2.83 1.67 Real estate - residential mortgage 1.78 .91 .92 .69 1.46 Home equity: Community Banking 1.06 .97 .94 .67 .55 National Banking 8.79 8.64 7.41 5.87 6.22 Total home equity 1.66 1.61 1.50 1.15 1.11 Consumer - Community Banking 5.02 5.67 4.98 4.30 3.47 Consumer - National Banking Marine 4.57 3.29 3.66 3.90 2.87 Other 5.31 6.67 3.13 7.40 4.14 Total consumer - National Banking 4.62 3.53 3.62 4.17 2.97 Total consumer 2.45 2.18 2.09 1.93 1.70 Net loan charge-offs to average loans 4.64% 3.59% 2.93% 2.60% 1.67%